UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 26, 2010

CPI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51928	75-3142681
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Hansen Way, Palo Alto, CA		94303-1110
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (650) 846-2900

N/A
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

In its Current Report on Form 8-K filed on August 6, 2007, CPI International, Inc. included as Exhibit 10.1 a copy of Communications & Power Industries, Inc.'s Amended and Restated Credit Agreement dated as of August 1, 2007.  CPI International, Inc. is refiling this Amended and Restated Credit Agreement as Exhibit 99.1 to this Form 8-K.  The Amended and Restated Credit Agreement filed as Exhibit 99.1 to this Form 8-K includes certain exhibits and schedules that were previously omitted from the version filed as an exhibit to the prior Form 8-K. The Amended and Restated Credit Agreement filed as Exhibit 99.1 is Communications & Power Industries, Inc.'s currently effective credit agreement.

In its Annual Report on Form 10-K filed on December 30, 2004, CPI International, Inc. included as Exhibit 10.1 a copy of Communications & Power Industries, Inc.'s Amended and Restated Credit Agreement dated as of November 29, 2004.  CPI International, Inc. is refiling this agreement as Exhibit 99.2 to this Form 8-K.  The Amended and Restated Credit Agreement filed as Exhibit 99.2 to this Form 8-K includes certain exhibits and schedules that were previously omitted from the version filed as an exhibit to the prior Form 10-K. The Credit Agreement filed as Exhibit 99.2 was amended, restated and replaced in 2007 by the Amended and Restated Credit Agreement filed as Exhibit 99.1.

In their Quarterly Report on Form 10-Q filed on February 12, 2004, Communications & Power Industries Holding Corporation and Communications & Power Industries, Inc. included as Exhibit 10.1 a copy of Communications & Power Industries, Inc.'s Credit Agreement dated as of January 23, 2004.  CPI International, Inc. is refiling this agreement as Exhibit 99.3 to this Form 8-K.  The Credit Agreement filed as Exhibit 99.3 to this Form 8-K includes certain exhibits and schedules that were previously omitted from the prior Form 10-Q. The Credit Agreement filed as Exhibit 99.3 was amended, restated and replaced in November 2004 by the Credit Agreement filed as Exhibit 99.2.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

99.1           Amended and Restated Credit Agreement dated August 1, 2007 among Communications & Power Industries, Inc., as Borrower, CPI International, Inc. as a Guarantor, the other Guarantors party thereto, the Lenders party thereto, and UBS Securities LLC and Bear, Stearns & Co. Inc., as Joint Lead Arrangers and Bookrunners, and UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent, Issuing Bank, and UBS Loan Finance LLC, as Swingline Lender, Bear Stearns Corporate Lending Inc., as Syndication Agent, The Royal Bank Of Scotland PLC as Documentation Agent, and RBS Securities Corp. as Co-Arranger and Bookrunner.

99.2           Credit Agreement, dated as of January 23, 2004, amended and restated as of November 29, 2004, among Communications & Power Industries, Inc., as Borrower, the Guarantors named therein, the Lenders from time to time party thereto, UBS Securities LLC, Bear, Stearns & Co. Inc., UBS Loan Finance LLC, UBS AG, Stamford Branch, Bear Stearns Corporate Lending Inc., Wachovia Bank, National Association, and Wachovia Capital Markets, LLC.

99.3           Credit Agreement, dated as of January 23, 2004, among Communications & Power Industries, Inc., as Borrower, the Guarantors named therein, the Lenders from time to time party thereto, UBS Securities LLC, Bear, Stearns & Co. Inc., UBS Loan Finance LLC, UBS AG, Stamford Branch, Bear Stearns Corporate Lending Inc., Wachovia Bank, National Association, and Wachovia Capital Markets, LLC.

SIGNATURE

    Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI INTERNATIONAL, INC. (Registrant)

Date: February 26, 2010	By:	/s/ JOEL A. LITTMAN
Joel A. Littman Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1
Amended and Restated Credit Agreement dated August 1, 2007 among Communications & Power Industries, Inc., as Borrower, CPI International, Inc. as a Guarantor, the other Guarantors party thereto, the Lenders party thereto, and UBS Securities LLC and Bear, Stearns & Co. Inc., as Joint Lead Arrangers and Bookrunners, and UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent, Issuing Bank, and UBS Loan Finance LLC, as Swingline Lender, Bear Stearns Corporate Lending Inc., as Syndication Agent, The Royal Bank Of Scotland PLC as Documentation Agent, and RBS Securities Corp. as Co-Arranger and Bookrunner.

99.2
Credit Agreement, dated as of January 23, 2004, amended and restated as of November 29, 2004, among Communications & Power Industries, Inc., as Borrower, the Guarantors named therein, the Lenders from time to time party thereto, UBS Securities LLC, Bear, Stearns & Co. Inc., UBS Loan Finance LLC, UBS AG, Stamford Branch, Bear Stearns Corporate Lending Inc., Wachovia Bank, National Association, and Wachovia Capital Markets, LLC.

99.3
Credit Agreement, dated as of January 23, 2004, among Communications & Power Industries, Inc., as Borrower, the Guarantors named therein, the Lenders from time to time party thereto, UBS Securities LLC, Bear, Stearns & Co. Inc., UBS Loan Finance LLC, UBS AG, Stamford Branch, Bear Stearns Corporate Lending Inc., Wachovia Bank, National Association, and Wachovia Capital Markets, LLC.